UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Brian C. Janssen

American Funds Strategic Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Strategic Bond FundSM Annual report for the year ended December 31, 2020

Our distinctive
approach relies
on flexibility in the
pursuit of enhanced
long-term results

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with the preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses and waiving a portion of its management fees. The reimbursement and waiver will be in effect through at least March 1, 2022. The adviser may elect to extend, modify or terminate the reimbursement or waiver at that time. The investment results and net expense ratio shown reflect the reimbursement and waiver, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2021, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.07% (1.05% without the reimbursement and waiver).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a $10,000 investment
5	Investment portfolio
20	Financial statements
50	Board of trustees and other officers

Fellow investors:

More than 10 years of economic growth ended abruptly in 2020 as COVID-19 changed the world. Jittery investors reacting to the prospect of recession spurred sharp equity volatility, as falling interest rates led to strong high-quality fixed income returns. For the 12 months ended December 31, 2020, American Funds Strategic Bond Fund returned 18.09%, with all distributions reinvested.

By comparison, the unmanaged Bloomberg Barclays U.S. Aggregate Index — the core bond benchmark that the fund seeks to outpace — returned 7.51%. The fund’s peer group, the Lipper Core Plus Bond Funds Average, gained 9.16%.

During the 12-month period, the fund paid dividends totaling 22 cents a share and a capital gain of roughly 23 cents. This resulted in an income return of 2.15% for those investors who reinvested dividends and 2.14% for those who took them in cash.

Bond market overview

Markets have rarely seen a year with as many twists and turns as 2020. The year began with the U.S. in the late part of its economic cycle. Economic fundamentals seemed healthy, but valuations were at or near record highs. COVID-19’s impact led to a sharp, sudden shock that brought the decade-plus expansion to a grinding halt. Volatility spiked and growth plummeted in the first half of the year. With help from extraordinary monetary and fiscal stimulus, the economy began to rebound in the second half of 2020. Markets essentially experienced a full economic cycle in just one year.

Both fiscal and monetary policymakers responded aggressively to the crisis. The U.S. Federal Reserve promptly cut its federal funds rate target to its zero bound, a range from 0% to 0.25%, and began buying a variety of assets aggressively to avoid disruptions in financial markets. Other global central banks followed suit with some pushing interest rates notably lower into negative territory. Governments also provided significant fiscal stimulus in the form of direct payments to individuals in addition to many other programs designed to help affected households and businesses.

Results at a glance

For periods ended December 31, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	Lifetime (since 3/18/16)

American Funds Strategic Bond Fund (Class A shares)	18.09%	8.49%	6.35%
Bloomberg Barclays U.S. Aggregate Index*	7.51	5.34	4.11
Lipper Core Plus Bond Funds Average†	9.16	5.73	4.97

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Strategic Bond Fund	1

The monetary response led to ultralow interest rates across lending markets. The benchmark 10-year U.S. Treasury yield declined to a record closing low of 0.51% in August. It ended the year at 0.92%, declining 1.00% from 1.92% at the beginning of 2020. Falling longer term rates were largely responsible for a massive wave of mortgage refinancing. Over the course of the year, shorter term Treasury yields fell farther than longer term yields, indicating a steepening of the yield curve.

All major bond sectors saw positive returns amid equity volatility and falling interest rates. Rising inflation expectations paired with lower yields led the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index* to gain 10.99%. High-quality credit also notched strong returns, with the Bloomberg Barclays U.S. Corporate Investment Grade Index† up 9.89%. That result came even though corporate spreads — the premium investors are paid for taking on credit risk compared to owning government securities — widened sharply early in the year as volatility mounted. They eventually tightened back to nearly the same level at which they began the year as the recovery proceeded.

While markets largely bounced back by year-end, the economy’s health did not recover as fully. The U.S. unemployment rate peaked at 14.8% in April but remained elevated at 6.7% at year-end, nearly double the rate when 2020 began. Many parts of the U.S. saw a surge of COVID-19 infections late in the year. Some lockdowns were reintroduced, which could further slow the pace of recovery, although the rollout of vaccines should help reduce the virus’s impact over time.

Inside the portfolio

In a year like 2020, the impact of American Funds Strategic Bond Fund’s core-plus approach really comes into focus. As in any year, the fund did not waver from focusing its investments in high-quality assets such as U.S. Treasuries and investment-grade bonds. It also invested in other sectors to a lesser extent, such as high-yield corporate bonds and emerging markets debt.

However, at a time when equity volatility violently shook markets and created rare credit valuation opportunities for research-driven active investing, the fund’s strategy truly shined. Through its disciplined approach of focusing on high-conviction ideas in interest rate markets and to a lesser extent credit markets with nimble execution, the fund sharply outpaced both its benchmark and competitors.

The portfolio started the year with significant exposure to interest rate risk in bonds with short-term maturities relative to its benchmark. This was a defensive stance in response to the U.S. economy having been in the late part of its economic cycle. As the potential impact of COVID-19 became clearer, we maintained this position, which would benefit if the Fed cut rates. When that occurred and yields broadly plummeted, the fund’s duration positioning — a measure of interest rate exposure — provided a significant relative return as safe-haven bond values rose.

The particular way in which interest rate strategies were expressed for bonds with different maturities, the fund’s yield curve positioning, also enhanced results. We correctly anticipated that short-term rates would fall by more than long-term rates early in the year, meaning that the yield curve would steepen. When yields bottomed during the height of the market volatility, we shed much of that interest rate risk, by then expecting very low rates for an extended period.

When bonds from more risk-oriented sectors cheapened drastically amid market turmoil, we anticipated an opportunity to take advantage of forced selling by other investors. At that time, we began to increase the portfolio’s allocation to various sectors when the timing was right. One such sector was Treasury Inflation-Protected Securities (TIPS). The fund increased its exposure to these bonds in March when investors’ inflation expectations were low. As the year wore on, aggressive fiscal and monetary stimulus raised the market’s outlook on future inflation and TIPS gained value. They also contributed to the fund’s return relative to the benchmark.

We came into the year with a modest exposure to both investment-grade and high-yield bonds. Although these bonds fell in value when the market began to absorb the impact of COVID-19, the protection we had also purchased in the form of credit-default swaps led credit to provide a net positive impact on results. During that tumultuous period, after sharp corporate bond spread widening provided a hefty premium for taking on credit risk, we increased the fund’s exposure to these bonds. As markets calmed, spreads tightened and these bonds gained significant value. This provided another positive boost to the fund’s relative results. Security selection within investment-grade corporates also helped enhance returns relative to the benchmark, particularly in industrial and financial subsectors.

The fund was also exposed to credit through emerging markets debt investments. Strong security selection within the U.S. dollar-denominated portion of that sector provided a modest positive impact to results. Currency holdings helped as well. Examples of that positioning

*	Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index consists of investment-grade, fixed-rate, publicly placed, dollar-denominated and non-convertible inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, and have at least $250 million par amount outstanding.
†	Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

2	American Funds Strategic Bond Fund

included less exposure to the U.S. dollar than the benchmark and more exposure to the euro and Japanese yen.

At times, the fund’s interest rate strategies utilized interest rate swaps and futures to better execute the portfolio’s positioning based on how we expected yields to move. These, and the use of credit default swaps used to manage exposure to corporate bonds, had a net positive impact on results by helping to express our convictions more efficiently.

Looking ahead

Heading into 2021, we expect the U.S. economic recovery to proceed with some bumps along the way. Fresh fiscal stimulus and continued accommodative monetary policy, along with the eventual rollout of vaccines should help to ensure that growth maintains a positive trajectory, absent new unforeseen shocks.

However, markets have largely priced this positive outlook into bond values — especially in higher quality fixed income sectors. At the beginning of 2021 credit was roughly as expensive as it was a year earlier, before the pandemic was anticipated. Put another way, credit risk is offering relatively weak compensation to investors this year, particularly considering how much uncertainty persists regarding the vaccine rollout trajectory and the timing of a full reopening of the global economy.

This environment warrants a cautious approach. The portfolio leans broadly neutral on risk. As bond values continue to rise, we are likely to shed more of its riskier assets and prepare for a future bout of volatility when more attractive opportunities will arise.

We expect the Fed to hold short-term rates low for at least the next few years.

Consequently, we have shifted interest rate risk to the longer term part of the Treasury yield curve, where yields have already begun rising from 2020 lows.

Investors should not expect 2021 to be quite as dramatic as 2020, neither in terms of economic outcomes nor market volatility. As a result, we do not anticipate as ripe an environment to capitalize on market dislocations. Instead we will continue to rely on analyst research to unearth select opportunities and pursue moderate returns with a long-term focus.

As such, American Funds Strategic Bond Fund will maintain its distinctive core-plus framework that stresses disciplined, risk-aware interest rate positioning and credit investing. We value your support and trust in our portfolio management team in this challenging time.

Cordially,

Ritchie R. Tuazon
President

February 11, 2021

For current information about the fund, visit capitalgroup.com.

American Funds Strategic Bond Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared (for the period March 18, 2016, to December 31, 2020, with distributions reinvested).

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625.1 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Refinitiv Lipper. Results of the Lipper Core Plus Bond Funds Average do not reflect any sales charges. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[3]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	For the period March 18, 2016 (commencement of operations), through March 31, 2016.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2020)*

	1 year	Lifetime (since 3/18/16)

Class A shares	13.67%	5.50%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.83% for Class A shares as of the prospectus dated March 1, 2021 (unaudited). The net expense ratio is 0.81%. Expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses and waiving a portion of its management fees. The reimbursement and waiver will be in effect through at least March 1, 2022. The adviser may elect to extend, modify or terminate the reimbursement or waiver at that time. The investment results and net expense ratio shown reflect the reimbursement and waiver, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

4	American Funds Strategic Bond Fund

Investment portfolio December 31, 2020

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	47.01%
AAA/Aaa	8.79
AA/Aa	2.34
A/A	5.66
BBB/Baa	14.67
Below investment grade	14.72
Unrated	.01
Short-term securities & other assets less liabilities	6.80

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 93.19%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 46.68%
U.S. Treasury 41.93%
U.S. Treasury 0.125% 2022	$200,000	$200,041
U.S. Treasury 1.50% 2022	4,000	4,090
U.S. Treasury 1.50% 2024	97	102
U.S. Treasury 2.25% 2024	1,224	1,307
U.S. Treasury 0.25% 2025	268,373	267,444
U.S. Treasury 0.25% 2025	102,217	101,815
U.S. Treasury 0.375% 2025	96,000	96,124
U.S. Treasury 0.50% 2025[1]	144,338	145,656
U.S. Treasury 1.625% 2026	385	410
U.S. Treasury 1.75% 2026	24,924	26,776
U.S. Treasury 1.875% 2026	2,093	2,259
U.S. Treasury 1.875% 2026	566	611
U.S. Treasury 0.50% 2027	200,000	198,699
U.S. Treasury 0.50% 2027[1]	72,000	71,800
U.S. Treasury 3.125% 2028	205	242
U.S. Treasury 4.375% 2039	209,700	317,002
U.S. Treasury 1.125% 2040[1]	116,000	110,106
U.S. Treasury 1.125% 2040	45,000	42,596
U.S. Treasury 1.375% 2050[1]	507,700	475,080
U.S. Treasury 1.625% 2050	329,000	327,432
		2,389,592

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 4.75%
U.S. Treasury Inflation-Protected Security 0.125% 2030[2]	$126,946	$142,412
U.S. Treasury Inflation-Protected Security 0.125% 2030[1,2]	114,615	127,844
		270,256

Total U.S. Treasury bonds & notes		2,659,848

Corporate bonds, notes & loans 27.61%
Energy 5.08%
Apache Corp. 4.625% 2025	5,395	5,671
Apache Corp. 4.25% 2030	495	521
Apache Corp. 5.35% 2049	350	360
Baker Hughes, a GE Co. 4.486% 2030	1,593	1,915
Baker Hughes, a GE Co. 4.08% 2047	915	1,034
Canadian Natural Resources Ltd. 2.95% 2023	325	340
Canadian Natural Resources Ltd. 3.85% 2027	2,000	2,246
Canadian Natural Resources Ltd. 2.95% 2030	6,455	6,912
Cenovus Energy Inc. 5.375% 2025	1,980	2,234
Cenovus Energy Inc. 5.25% 2037	523	592
Cenovus Energy Inc. 5.40% 2047	364	427
Cheniere Energy, Inc. 3.70% 2029	4,974	5,545
Chevron Corp. 2.236% 2030	3,290	3,523
Chevron Corp. 3.078% 2050	1,181	1,313
Comstock Resources, Inc. 9.75% 2026	3,325	3,570
Diamondback Energy, Inc. 4.75% 2025	6,700	7,549
Enbridge Energy Partners, LP 5.875% 2025	155	190
Enbridge Energy Partners, LP 7.375% 2045	318	486
Energy Transfer Operating, LP 2.90% 2025	3,201	3,389
Energy Transfer Operating, LP 3.75% 2030	6,403	6,911
Energy Transfer Partners, LP 6.125% 2045	1,170	1,390
Energy Transfer Partners, LP 5.30% 2047	647	723
Energy Transfer Partners, LP 6.00% 2048	352	419
Energy Transfer Partners, LP 6.25% 2049	1,000	1,210
Energy Transfer Partners, LP, junior subordinated, 6.625% (3-month USD-LIBOR + 4.155% on 2/15/2028)[3]	2,700	2,293
Enterprise Products Operating LLC 2.80% 2030	1,319	1,431
Enterprise Products Operating LLC 3.20% 2052	1,697	1,731
EOG Resources, Inc. 4.375% 2030	550	669
EOG Resources, Inc. 4.95% 2050	2,226	3,020
EQM Midstream Partners, LP 6.00% 2025[4]	7,200	7,893
EQM Midstream Partners, LP 6.50% 2027[4]	3,620	4,081
EQT Corp. 7.875% 2025	2,000	2,280
EQT Corp. 3.90% 2027	2,500	2,488
EQT Corp. 5.00% 2029	980	1,036
Equinor ASA 3.70% 2050	1,217	1,469
Exxon Mobil Corp. 4.227% 2040	1,200	1,495
Exxon Mobil Corp. 3.452% 2051	1,229	1,405
Gray Oak Pipeline, LLC 2.60% 2025[4]	4,442	4,582
Kinder Morgan, Inc. 2.00% 2031	5,000	5,057
Kinder Morgan, Inc. 5.20% 2048	1,044	1,328
Kinder Morgan, Inc. 3.25% 2050	3,345	3,366
Leviathan Bond Ltd. 5.75% 2023[4]	3,410	3,649
Leviathan Bond Ltd. 6.75% 2030[4]	3,245	3,707
Magellan Midstream Partners, LP 3.95% 2050	12,500	14,116
Marathon Oil Corp. 4.40% 2027	1,175	1,306
MPLX LP 1.75% 2026	5,933	6,143
MPLX LP 2.65% 2030	6,409	6,724
MPLX LP 5.50% 2049	1,750	2,305
Murphy Oil Corp. 5.875% 2027	1,965	1,937
MV24 Capital BV 6.748% 2034	7,068	7,759
MV24 Capital BV 6.748% 2034[4]	1,358	1,491
Neptune Energy Group Holdings Ltd. 6.625% 2025[4]	2,775	2,752
New Fortress Energy Inc. 6.75% 2025[4]	3,695	3,920
Occidental Petroleum Corp. 3.20% 2026	329	308
Occidental Petroleum Corp. 3.50% 2029	2,236	2,050
ONEOK, Inc. 5.85% 2026	6,334	7,593
ONEOK, Inc. 4.00% 2027	395	441
ONEOK, Inc. 4.55% 2028	130	149
ONEOK, Inc. 4.35% 2029	230	261

6	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
ONEOK, Inc. 3.10% 2030	$1,788	$1,907
ONEOK, Inc. 6.35% 2031	6,154	7,901
ONEOK, Inc. 4.95% 2047	402	449
ONEOK, Inc. 5.20% 2048	4,988	5,822
ONEOK, Inc. 7.15% 2051	2,610	3,617
Petrobras Global Finance Co. 5.093% 2030	1,118	1,251
Petrobras Global Finance Co. 5.60% 2031	4,000	4,603
Petrobras Global Finance Co. 7.25% 2044	300	388
Petrobras Global Finance Co. 6.75% 2050	5,680	7,064
Petróleos Mexicanos 6.875% 2025[4]	25,000	27,435
Petróleos Mexicanos 4.50% 2026	2,188	2,184
Petróleos Mexicanos 5.95% 2031	625	625
Petróleos Mexicanos 7.69% 2050	2,300	2,323
Pioneer Natural Resources Company 1.90% 2030	6,555	6,498
QEP Resources, Inc. 5.625% 2026	150	165
Range Resources Corp. 9.25% 2026	4,000	4,186
Rattler Midstream Partners LP 5.625% 2025[4]	1,165	1,233
Sabine Pass Liquefaction, LLC 4.50% 2030[4]	6,850	8,124
Southwestern Energy Co. 7.50% 2026	1,000	1,051
Southwestern Energy Co. 8.375% 2028	1,035	1,125
Sunoco Logistics Operating Partners, LP 5.40% 2047	1,090	1,230
Sunoco LP 4.50% 2029[4]	2,595	2,704
Targa Resources Partners LP 5.375% 2027	5,400	5,684
Targa Resources Partners LP 5.50% 2030	1,460	1,586
Targa Resources Partners LP 4.875% 2031[4]	3,290	3,575
Teekay Corp. 9.25% 2022[4]	790	808
TransCanada PipeLines Ltd. 4.10% 2030	3,057	3,614
Western Midstream Operating, LP 4.10% 2025[3]	1,532	1,581
Western Midstream Operating, LP 4.05% 2030	1,101	1,226
Western Midstream Operating, LP 5.25% 2050	2,539	2,797
Williams Companies, Inc. 3.50% 2030	4,354	4,935
Williams Partners LP 6.30% 2040	576	766
Williams Partners LP 5.10% 2045	384	475
		289,637

Health care 3.56%
AbbVie Inc. 2.60% 2024	3,800	4,076
AbbVie Inc. 2.95% 2026	2,516	2,785
AbbVie Inc. 4.25% 2049	1,312	1,650
AstraZeneca PLC 3.375% 2025	3,600	4,050
Avantor Funding, Inc. 4.625% 2028[4]	5,785	6,125
Banner Health 1.897% 2031	7,500	7,647
Banner Health 2.913% 2051	10,000	10,644
Bausch Health Companies Inc. 9.25% 2026[4]	6,930	7,736
Bausch Health Companies Inc. 5.00% 2029[4]	5,100	5,253
Bayer US Finance II LLC 4.375% 2028[4]	1,450	1,706
Boston Scientific Corp. 1.90% 2025	1,529	1,607
Boston Scientific Corp. 3.75% 2026	395	448
Boston Scientific Corp. 2.65% 2030	4,700	5,047
Centene Corp. 4.25% 2027	3,335	3,543
Centene Corp. 4.625% 2029	2,990	3,323
Centene Corp. 3.00% 2030	3,625	3,847
Change Healthcare Holdings, LLC 5.75% 2025[4]	9,000	9,191
Community Health Systems Inc. 5.625% 2027[4]	2,920	3,143
Community Health Systems Inc. 6.00% 2029[4]	3,690	3,991
Concordia International Corp. 8.00% 2024	403	409
CVS Health Corp. 1.75% 2030	1,865	1,877
CVS Health Corp. 3.75% 2030	2,135	2,486
CVS Health Corp. 4.25% 2050	1,064	1,331
Emergent BioSolutions Inc. 3.875% 2028[4]	935	970
Encompass Health Corp. 4.625% 2031	2,495	2,673
Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[4]	4,300	3,659
Endo International PLC 5.875% 2024[4]	625	635
HCA Inc. 3.50% 2030	3,300	3,507
HCA Inc. 5.25% 2049	2,300	3,038
Jaguar Holding Co. II 5.00% 2028[4]	4,000	4,275
LifePoint Health, Inc. 6.75% 2025[4]	2,500	2,691

American Funds Strategic Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Molina Healthcare, Inc. 4.375% 2028[4]	$8,290	$8,733
Molina Healthcare, Inc. 3.875% 2030[4]	1,665	1,790
Par Pharmaceutical Inc. 7.50% 2027[4]	3,000	3,259
Radiology Partners, Inc. 9.25% 2028[4]	665	750
Regeneron Pharmaceuticals, Inc. 1.75% 2030	3,224	3,179
Regeneron Pharmaceuticals, Inc. 2.80% 2050	2,812	2,736
Sutter Health 1.321% 2025	6,000	6,104
Syneos Health, Inc. 3.625% 2029[4]	1,930	1,939
Takeda Pharmaceutical Company, Ltd. 5.00% 2028	1,381	1,717
Takeda Pharmaceutical Company, Ltd. 2.05% 2030	1,105	1,131
Team Health Holdings, Inc. 6.375% 2025[4]	1,475	1,276
Tenet Healthcare Corp. 7.50% 2025[4]	3,000	3,282
Tenet Healthcare Corp. 5.125% 2027[4]	4,100	4,351
Tenet Healthcare Corp. 6.125% 2028[4]	2,900	3,032
Teva Pharmaceutical Finance Co. BV 2.80% 2023	4,585	4,548
Teva Pharmaceutical Finance Co. BV 6.00% 2024	5,710	6,066
Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,750	1,938
Teva Pharmaceutical Finance Co. BV 3.15% 2026	7,300	7,031
Teva Pharmaceutical Finance Co. BV 6.75% 2028	3,900	4,419
Upjohn Inc. 2.30% 2027[4]	1,181	1,259
Upjohn Inc. 2.70% 2030[4]	4,577	4,858
Upjohn Inc. 3.85% 2040[4]	1,240	1,400
Upjohn Inc. 4.00% 2050[4]	3,392	3,886
Valeant Pharmaceuticals International, Inc. 8.50% 2027[4]	700	779
West Virginia United Health System Obligated Group 3.129% 2050	2,775	2,872
Zoetis Inc. 2.00% 2030	7,000	7,252
		202,950

Consumer discretionary 3.48%
Bayerische Motoren Werke AG 3.90% 2025[4]	5,300	5,969
Booking Holdings Inc. 4.625% 2030	4,000	4,973
Boyd Gaming Corp. 8.625% 2025[4]	3,625	4,036
Boyd Gaming Corp. 4.75% 2027	2,300	2,394
Burger King Corp. 5.75% 2025[4]	3,200	3,429
Caesars Entertainment, Inc. 6.25% 2025[4]	2,795	2,980
Caesars Resort Collection, LLC 5.75% 2025[4]	2,705	2,870
Carnival Corp. 11.50% 2023[4]	5,485	6,350
Carnival Corp. 10.50% 2026[4]	4,380	5,108
Expedia Group Inc. 6.25% 2025[4]	4,650	5,392
Fertitta Entertainment, Inc. 6.75% 2024[4]	5,435	5,403
Ford Motor Credit Co. 4.00% 2030	5,725	6,029
General Motors Company 6.80% 2027	1,882	2,420
Hanesbrands Inc. 5.375% 2025[4]	1,411	1,495
Hilton Worldwide Holdings Inc. 4.00% 2031[4]	4,485	4,741
Home Depot, Inc. 2.95% 2029	1,435	1,632
Hyatt Hotels Corp. 5.375% 2025	3,800	4,299
International Game Technology PLC 5.25% 2029[4]	5,600	6,043
Kohl’s Corp. 9.50% 2025	2,000	2,596
Lithia Motors, Inc. 4.375% 2031[4]	2,750	2,955
Marriott International, Inc. 5.75% 2025	1,222	1,430
McDonald’s Corp. 3.625% 2049	979	1,151
McDonald’s Corp. 4.20% 2050	2,259	2,907
Melco International Development Ltd. 5.375% 2029[4]	305	318
MGM Growth Properties LLC 3.875% 2029[4]	6,800	6,966
MGM Resorts International 6.00% 2023	1,900	2,043
MGM Resorts International 6.75% 2025	3,500	3,794
Mohegan Tribal Gaming Authority, Term Loan B, (3-month USD-LIBOR + 5.375%) 5.607% 2023[5,6]	6,981	6,700
MYT Holding LLC 7.50% 2025[4,7]	291	293
NCL Corp. Ltd. 5.875% 2026[4]	5,600	5,911
Neiman Marcus Group Ltd. LLC, Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2025[5,6]	69	74
Nissan Motor Co., Ltd. 3.043% 2023[4]	4,484	4,691
Nissan Motor Co., Ltd. 4.81% 2030[4]	6,600	7,448
Norwegian Cruise Line Holdings Ltd. 10.25% 2026[4]	7,115	8,342
Party City Holdings Inc. 6.625% 2026[4]	560	421
PetSmart, Inc. 7.125% 2023[4]	6,025	6,030

8	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
PetSmart, Inc. 8.875% 2025[4]	$2,325	$2,391
Royal Caribbean Cruises Ltd. 10.875% 2023[4]	4,955	5,647
S.A.C.I. Falabella 3.75% 2027[4]	2,285	2,468
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,600	5,762
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[4]	3,195	3,558
Sands China Ltd. 4.60% 2023	3,270	3,481
Sands China Ltd. 5.40% 2028	3,250	3,815
Scientific Games Corp. 8.25% 2026[4]	4,045	4,366
TJX Companies, Inc. 4.50% 2050	4,846	6,839
Toyota Motor Credit Corp. 3.375% 2030	2,865	3,354
VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[4]	955	978
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[4]	860	909
Viking Cruises Ltd. 13.00% 2025[4]	1,810	2,166
Wyndham Worldwide Corp. 4.375% 2028[4]	3,340	3,477
Wynn Resorts Ltd. 7.75% 2025[4]	775	841
Wynn Resorts Ltd. 5.125% 2029[4]	6,100	6,397
YUM! Brands, Inc. 7.75% 2025[4]	2,003	2,221
		198,303

Financials 3.00%
Advisor Group Holdings, LLC 6.25% 2028[4]	560	568
AG Merger Sub II, Inc. 10.75% 2027[4]	665	737
Alliant Holdings Intermediate, LLC 6.75% 2027[4]	3,000	3,215
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México 5.375% 2025[4]	5,250	6,038
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[3]	5,000	5,216
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[3]	11,400	11,554
Bank of America Corp. 2.831% 2051 (USD-SOFR + 1.88% on 10/24/2050)[3]	4,861	5,071
Bank of New York Mellon Corp., Series G, junior subordinated, 4.70% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 4.358% on 9/20/2025)[3]	4,200	4,642
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[3]	4,375	4,786
Citigroup Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)[3]	3,550	4,305
Compass Diversified Holdings 8.00% 2026[4]	5,000	5,268
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,4]	10,225	12,035
Danske Bank AS 3.875% 2023[4]	4,600	4,959
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[3]	1,995	2,054
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[3]	9,425	9,644
FS Energy and Power Fund 7.50% 2023[4]	4,098	3,945
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[3]	1,070	1,240
Goldman Sachs Group, Inc. 2.60% 2030	7,915	8,523
Intercontinental Exchange, Inc. 2.65% 2040	5,700	5,868
JPMorgan Chase & Co. 2.005% 2026 (USD-SOFR + 1.585% on 3/13/2025)[3]	10,000	10,517
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[3]	3,816	4,104
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[3]	3,600	4,008
Kasikornbank PC HK 3.343% 2031 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.70% on 10/2/2026)[3]	5,000	5,144
Ladder Capital Corp. 4.25% 2027[4]	6,000	5,910
LPL Financial Holdings Inc. 4.625% 2027[4]	1,505	1,562
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[3]	3,675	3,932
National Financial Partners Corp. 6.875% 2028[4]	3,685	3,939
Navient Corp. 6.75% 2026	6,400	6,988
New York Life Insurance Company 3.75% 2050[4]	4,503	5,392
Power Financial Corp Ltd. 6.15% 2028	5,000	6,103
Travelers Companies, Inc. 2.55% 2050	361	380
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[3,4]	959	1,082
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[3]	2,850	3,014
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[3]	1,650	1,830
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[3]	4,114	4,357
Wells Fargo & Company 5.013% 2051 (3-month USD-LIBOR + 4.24% on 4/4/2050)[3]	2,200	3,130
		171,060

American Funds Strategic Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials 2.76%
Air Products and Chemicals, Inc. 2.05% 2030	$2,046	$2,183
Air Products and Chemicals, Inc. 2.80% 2050	1,322	1,453
Anglo American Capital PLC 5.375% 2025[4]	919	1,076
Anglo American Capital PLC 5.625% 2030[4]	6,000	7,651
Ardagh Packaging Finance 5.25% 2025[4]	1,887	1,993
Axalta Coating Systems LLC 4.75% 2027[4]	4,000	4,260
Ball Corp. 2.875% 2030	18,000	17,977
Braskem Idesa SAPI 7.45% 2029[4]	3,573	3,359
Braskem Idesa SAPI 7.45% 2029	3,000	2,820
Braskem SA 4.50% 2030[4]	1,650	1,697
Braskem SA 5.875% 2050[4]	2,700	2,797
Braskem SA 8.50% 2081 (UST Yield Curve Rate T Note Constant Maturity 5-year + 8.50% on 1/23/2026)[3,4]	7,500	8,359
Cleveland-Cliffs Inc. 9.875% 2025[4]	975	1,148
Consolidated Energy Finance SA 6.50% 2026[4]	2,235	2,241
Dow Chemical Co. 5.55% 2048	1,800	2,579
First Quantum Minerals Ltd. 6.50% 2024[4]	2,850	2,934
First Quantum Minerals Ltd. 6.875% 2026[4]	800	835
First Quantum Minerals Ltd. 6.875% 2027[4]	6,500	7,061
FXI Holdings, Inc. 12.25% 2026[4]	3,781	4,317
Hexion Inc. 7.875% 2027[4]	5,629	6,034
LSB Industries, Inc. 9.625% 2023[4]	2,735	2,827
LYB International Finance III, LLC 2.25% 2030	8,415	8,709
LYB International Finance III, LLC 4.20% 2050	2,800	3,269
LYB International Finance III, LLC 3.625% 2051	8,366	9,159
Methanex Corp. 5.125% 2027	3,850	4,189
Newcrest Finance Pty Ltd. 3.25% 2030[4]	2,719	3,008
Newcrest Finance Pty Ltd. 4.20% 2050[4]	1,807	2,215
Nova Chemicals Corp. 5.25% 2027[4]	6,050	6,454
Nutrition & Biosciences, Inc. 2.30% 2030[4]	8,800	9,067
Nutrition & Biosciences, Inc. 3.468% 2050[4]	4,400	4,780
Olin Corp. 9.50% 2025[4]	2,425	3,033
Olin Corp. 5.00% 2030	4,500	4,803
Tronox Ltd. 6.50% 2026[4]	1,100	1,147
Vale Overseas Ltd. 3.75% 2030	5,352	5,959
Valvoline Inc. 3.625% 2031[4]	3,665	3,774
Warrior Met Coal, Inc. 8.00% 2024[4]	411	421
Westlake Chemical Corp. 5.00% 2046	1,095	1,423
Westlake Chemical Corp. 4.375% 2047	230	274
		157,285

Industrials 2.45%
Allison Transmission Holdings, Inc. 3.75% 2031[4]	4,575	4,689
Avis Budget Car Rental, LLC 5.75% 2027[4]	5,340	5,463
Boeing Company 4.875% 2025	162	185
Boeing Company 2.95% 2030	630	652
Boeing Company 3.625% 2031	3,146	3,452
Boeing Company 3.60% 2034	1,460	1,544
Booz Allen Hamilton Inc. 3.875% 2028[4]	2,585	2,667
BWX Technologies, Inc. 4.125% 2028[4]	4,760	4,971
Canadian Pacific Railway Ltd. 2.05% 2030	2,000	2,105
Carrier Global Corp. 2.242% 2025	943	999
Carrier Global Corp. 2.493% 2027	780	842
Carrier Global Corp. 2.722% 2030	2,552	2,729
Carrier Global Corp. 3.377% 2040	1,028	1,124
Carrier Global Corp. 3.577% 2050	893	993
CP Atlas Buyer, Inc. 7.00% 2028[4]	950	987
CSX Corp. 2.40% 2030	2,228	2,413
CSX Corp. 3.80% 2050	546	677
Dun & Bradstreet Corp. 6.875% 2026[4]	865	932
Dun & Bradstreet Corp. 10.25% 2027[4]	3,816	4,311
F-Brasile SpA 7.375% 2026[4]	526	512
General Electric Co. 4.25% 2040	450	532
General Electric Co. 4.35% 2050	450	547
GFL Environmental Inc. 3.75% 2025[4]	7,700	7,868
MasTec, Inc. 4.50% 2028[4]	2,475	2,602
Otis Worldwide Corp. 2.565% 2030	2,250	2,419

10	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Otis Worldwide Corp. 3.362% 2050	$306	$355
Pisces Parent LLC 8.00% 2026[4]	1,349	1,422
Rolls-Royce PLC 5.75% 2027[4]	8,765	9,718
Roper Technologies, Inc. 1.75% 2031	23,000	22,919
SkyMiles IP Ltd. 4.50% 2025[4]	4,500	4,811
SkyMiles IP Ltd. 4.75% 2028[4]	2,760	3,015
SkyMiles IP Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[5,6]	3,000	3,117
TransDigm Inc. 6.25% 2026[4]	3,000	3,199
TransDigm Inc. 5.50% 2027	5,000	5,264
Uber Technologies, Inc. 8.00% 2026[4]	1,400	1,527
Union Pacific Corp. 3.95% 2059	3,000	3,729
United Airlines Holdings, Inc. 6.50% 2027[4]	3,905	4,205
Vertical Holdco GMBH 7.625% 2028[4]	1,600	1,747
Vertical U.S. Newco Inc. 5.25% 2027[4]	2,625	2,787
Wesco Aircraft Holdings, Inc. 8.50% 2024[4]	2,400	2,294
WESCO Distribution, Inc. 7.125% 2025[4]	5,835	6,425
WESCO Distribution, Inc. 7.25% 2028[4]	6,085	6,929
		139,678

Communication services 2.22%
AT&T Inc. 4.35% 2029	1,250	1,491
AT&T Inc. 2.25% 2032	7,250	7,364
AT&T Inc. 3.30% 2052	6,000	5,949
Cable One, Inc. 4.00% 2030[4]	2,625	2,732
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[4]	4,500	4,781
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[4]	2,200	2,377
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[4]	13,500	14,244
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[4]	2,700	2,886
CenturyLink, Inc. 4.00% 2027[4]	1,175	1,215
Discovery Communications, Inc. 3.625% 2030	1,482	1,699
Discovery Communications, Inc. 4.65% 2050	4,091	5,121
Embarq Corp. 7.995% 2036	5,000	6,177
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[5,6]	950	993
Front Range BidCo, Inc. 6.125% 2028[4]	5,000	5,296
Frontier Communications Corp. 5.00% 2028[4]	5,125	5,352
Lamar Media Corp. 4.875% 2029	3,600	3,834
Level 3 Communications, Inc. 3.875% 2029[4]	1,200	1,335
Netflix, Inc. 3.625% 2025[4]	2,225	2,387
Netflix, Inc. 5.875% 2028	3,575	4,292
Sinclair Television Group, Inc. 4.125% 2030[4]	4,525	4,643
Sprint Corp. 6.875% 2028	2,100	2,773
TEGNA Inc. 4.75% 2026[4]	3,725	3,982
T-Mobile US, Inc. 2.55% 2031[4]	11,000	11,564
T-Mobile US, Inc. 3.00% 2041[4]	2,753	2,859
T-Mobile US, Inc. 4.50% 2050[4]	6,800	8,400
Univision Communications Inc. 6.625% 2027[4]	7,100	7,638
Ziggo Bond Co. BV 5.125% 2030[4]	5,000	5,283
		126,667

Information technology 1.83%
Adobe Inc. 1.90% 2025	737	780
Adobe Inc. 2.15% 2027	1,332	1,430
Adobe Inc. 2.30% 2030	2,238	2,424
Austin BidCo Inc. 7.125% 2028[4]	700	732
Banff Merger Sub Inc. 9.75% 2026[4]	8,725	9,434
Black Knight Inc. 3.625% 2028[4]	4,330	4,438
Blue Yonder Group, Inc. 4.25% 2026[4]	5,475	5,619
BMC Software, Inc. 7.125% 2025[4]	2,770	3,011
Broadcom Inc. 4.75% 2029	6,000	7,177
Broadcom Inc. 5.00% 2030	5,996	7,293
Diebold Nixdorf, Inc. 9.375% 2025[4]	7,675	8,610
Financial & Risk US Holdings, Inc. 6.25% 2026[4]	2,475	2,647
Financial & Risk US Holdings, Inc. 8.25% 2026[4]	3,760	4,108
Fiserv, Inc. 3.50% 2029	2,025	2,315
Fiserv, Inc. 2.65% 2030	3,453	3,738
International Business Machines Corp. 2.95% 2050	2,830	3,022

American Funds Strategic Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.00% 2023[5,6]	$1,281	$1,287
Oracle Corp. 3.60% 2050	5,000	5,839
ServiceNow, Inc. 1.40% 2030	3,410	3,329
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 4.00%) 4.75% 2026[5,6]	4,738	4,772
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 7.50% 2027[5,6]	50	52
Unisys Corp. 6.875% 2027[4]	2,675	2,929
Veritas Holdings Ltd. 7.50% 2025[4]	11,710	12,032
Xerox Corp. 5.00% 2025[4]	6,875	7,325
		104,343

Consumer staples 1.48%
Albertsons Companies, Inc. 3.50% 2029[4]	7,500	7,586
Altria Group, Inc. 3.40% 2030	1,572	1,766
Altria Group, Inc. 5.95% 2049	4,889	6,850
Anheuser-Busch InBev NV 4.75% 2029	80	99
Anheuser-Busch InBev NV 4.60% 2048	2,105	2,664
Anheuser-Busch InBev NV 4.50% 2050	3,200	4,034
British American Tobacco PLC 4.906% 2030	5,000	6,042
British American Tobacco PLC 2.726% 2031	5,000	5,185
British American Tobacco PLC 4.39% 2037	1,050	1,175
British American Tobacco PLC 4.54% 2047	1,650	1,832
British American Tobacco PLC 4.758% 2049	1,010	1,173
Central Garden & Pet Co. 4.125% 2030	1,155	1,206
H.J. Heinz Co. 3.875% 2027[4]	2,236	2,411
H.J. Heinz Co. 4.25% 2031[4]	1,453	1,621
H.J. Heinz Co. 5.50% 2050[4]	1,177	1,486
JBS Investments GmbH II 5.75% 2028[4]	2,901	3,109
JBS USA LUX SA 5.50% 2030[4]	4,000	4,601
Kraft Heinz Company 3.00% 2026	2,775	2,899
MARB BondCo PLC 6.875% 2025[4]	4,100	4,244
NBM US Holdings, Inc. 6.625% 2029[4]	4,100	4,710
Philip Morris International Inc. 1.75% 2030	6,736	6,825
Post Holdings, Inc. 5.50% 2029[4]	4,000	4,370
Post Holdings, Inc. 4.625% 2030[4]	4,000	4,213
Reynolds American Inc. 5.85% 2045	105	134
United Natural Foods, Inc. 6.75% 2028[4]	3,875	4,059
		84,294

Utilities 1.41%
AEP Transmission Co. LLC 3.65% 2050	725	881
AES Corp. 3.30% 2025[4]	4,450	4,856
AES Corp. 3.95% 2030[4]	3,525	3,991
AES Corp. 2.45% 2031[4]	7,500	7,603
AES Panama Generation Holdings SRL 4.375% 2030[4]	2,850	3,087
Ameren Corp. 3.50% 2031	2,000	2,303
Berkshire Hathaway Energy Company 2.85% 2051[4]	968	997
Consumers Energy Co. 3.10% 2050	857	993
Edison International 3.125% 2022	2,800	2,909
Edison International 3.55% 2024	2,200	2,371
Edison International 4.95% 2025	425	486
Edison International 5.75% 2027	1,014	1,215
Edison International 4.125% 2028	1,186	1,323
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[3]	475	556
Enel Finance International SA 3.50% 2028[4]	1,690	1,926
Exelon Corp. 4.05% 2030	1,950	2,310
Exelon Corp. 4.70% 2050	750	999
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[3]	6,150	6,784
FirstEnergy Corp. 2.65% 2030	3,712	3,728
Pacific Gas and Electric Co. 2.95% 2026	355	376
Pacific Gas and Electric Co. 3.15% 2026	104	111
Pacific Gas and Electric Co. 3.30% 2027	304	325
Pacific Gas and Electric Co. 3.30% 2027	144	154
Pacific Gas and Electric Co. 4.65% 2028	141	161
Pacific Gas and Electric Co. 4.55% 2030	1,000	1,140
Pacific Gas and Electric Co. 2.50% 2031	6,035	6,050
Pacific Gas and Electric Co. 3.50% 2050	7,250	7,222

12	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
PG&E Corp. 5.00% 2028		$1,995	$2,127
PG&E Corp. 5.25% 2030		1,485	1,635
Public Service Electric and Gas Co. 2.45% 2030		1,625	1,766
San Diego Gas & Electric Co. 1.70% 2030		4,575	4,631
Southern California Edison Co. 2.85% 2029		1,100	1,201
Southern California Edison Co. 3.65% 2050		930	1,057
Southern California Edison Co., Series C, 3.60% 2045		1,009	1,120
Southern California Gas Company 2.55% 2030		875	950
Talen Energy Corp. 7.25% 2027[4]		845	901
			80,245

Real estate 0.34%
Equinix, Inc. 2.625% 2024		2,226	2,381
Equinix, Inc. 2.90% 2026		883	967
Equinix, Inc. 1.55% 2028		1,635	1,663
Equinix, Inc. 3.20% 2029		798	881
Gaming and Leisure Properties, Inc. 4.00% 2030		2,000	2,176
Howard Hughes Corp. 5.375% 2028[4]		3,900	4,202
Iron Mountain Inc. 5.00% 2028[4]		4,000	4,255
Iron Mountain Inc. 4.50% 2031[4]		2,495	2,617
			19,142

Total corporate bonds, notes & loans			1,573,604

Mortgage-backed obligations 8.56%
Federal agency mortgage-backed obligations 7.33%
Fannie Mae Pool #MA4229 2.00% 2036[8]		170,477	178,342
Freddie Mac Pool #SB8084 2.00% 2036[8]		1,286	1,345
Government National Mortgage Assn. 2.00% 2051[8,9]		184,000	191,791
Government National Mortgage Assn. Pool #MA7052 2.50% 2050[8]		15,705	16,642
Uniform Mortgage-Backed Security 2.00% 2036[8,9]		28,235	29,489
			417,609

Collateralized mortgage-backed obligations (privately originated) 0.96%
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[4,6,8]		1,806	1,826
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[4,6,8]		1,110	1,114
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 3.25% 2060[4,6,8]		17,166	17,501
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.048% 2053[4,6,8]		7,191	7,207
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[4,6,8]		1,500	1,504
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[4,6,8]		2,968	2,991
New York Mortgage Trust, Series 2020-SP1, Class A1, 3.962% 2060[4,8]		12,576	12,671
Station Place Securitization Trust, Series 2020-WL1, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2051[4,6,8]		10,000	10,017
			54,831

Commercial mortgage-backed securities 0.27%
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 2047[8]		655	720
GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885% 2047[6,8]		4,000	3,900
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.309% 2038[4,6,8]		5,340	5,313
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.398% 2049[4,6,8]		1,500	1,410
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.537% 2058[6,8]		4,000	4,157
			15,500

Total mortgage-backed obligations			487,940

Bonds & notes of governments & government agencies outside the U.S. 5.45%
Argentine Republic 1.00% 2029		161	70
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[3]		3,541	1,299
Belarus (Republic of) 5.875% 2026		4,700	4,834
Brazil (Federative Republic of) 6.00% 2050[2]	BRL	3,421	911
Brazil (Federative Republic of) 6.00% 2055[2]		7,493	2,042
Costa Rica (Republic of) 4.375% 2025		$2,966	2,777

American Funds Strategic Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Costa Rica (Republic of) 6.125% 2031		$9,512	$8,906
Costa Rica (Republic of) 6.125% 2031[4]		200	187
Costa Rica (Republic of) 5.625% 2043		747	631
Costa Rica (Republic of) 7.00% 2044		8,769	8,111
Costa Rica (Republic of) 7.158% 2045		7,901	7,358
Dominican Republic 5.95% 2027		5,000	5,894
Dominican Republic 5.875% 2060[4]		465	514
European Investment Bank 0.625% 2027		15,310	15,199
Ghana (Republic of) 6.375% 2027[4]		1,610	1,677
Greece (Hellenic Republic of) 3.45% 2024		€1,220	1,661
Greece (Hellenic Republic of) 3.375% 2025		1,480	2,052
India (Republic of) 7.61% 2030	INR	367,000	5,588
India (Republic of) 7.88% 2030		333,000	5,153
Inter-American Development Bank 0.625% 2025		$13,000	13,109
Italy (Republic of) 0.10% 2023[2]		€25,718	32,110
Japan, Series 20, 0.10% 2025[2]		¥506,500	4,915
Panama (Republic of) 4.50% 2056		$1,475	1,906
Peru (Republic of) 2.392% 2026		1,365	1,459
Peru (Republic of) 2.783% 2031		7,810	8,589
Peru (Republic of) 2.78% 2060		17,695	17,890
Philippines (Republic of) 1.648% 2031		13,830	14,037
Philippines (Republic of) 2.65% 2045		7,941	8,061
Romania 3.50% 2034		€995	1,450
Spain (Kingdom of) 1.25% 2030		12,245	16,727
United Kingdom 0.125% 2041[2]		£2,490	5,831
United Mexican States, Series M20, 10.00% 2024	MXN	1,060,000	63,766
United Mexican States, Series M, 7.50% 2027		60,000	3,434
United Mexican States 3.25% 2030		$2,090	2,262
United Mexican States 2.659% 2031		5,405	5,546
United Mexican States, Series M, 8.00% 2047	MXN	496,456	29,468
United Mexican States 5.00% 2051		$3,290	4,108
Uruguay (Oriental Republic of) 8.50% 2028	UYU	48,975	1,219
			310,751

Asset-backed obligations 2.61%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D, 1.49% 2026[8]		$7,032	7,065
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[4,8]		1,365	1,368
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class B, 3.59% 2031[4,8]		7,500	7,482
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17% 2031[4,8]		7,500	7,341
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[4,8]		3,970	4,055
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[4,8]		651	662
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[4,8]		1,680	1,711
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[4,8]		310	315
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[4,8]		2,295	2,317
CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[4,8]		2,930	2,970
CLI Funding V LLC, Series 2020-2A, Class B, 3.56% 2045[4,8]		1,086	1,109
CLI Funding V LLC, Series 2020-1A, Class B, 3.62% 2045[4,8]		1,916	1,936
CPS Auto Receivables Trust, Series 2020-B, Class A, 1.15% 2023[4,8]		757	760
CPS Auto Receivables Trust, Series 2020-B, Class B, 2.11% 2026[4,8]		650	662
CPS Auto Receivables Trust, Series 2020-B, Class C, 3.30% 2026[4,8]		518	539
CPS Auto Receivables Trust, Series 2020-B, Class D, 4.75% 2026[4,8]		378	409
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70% 2027[8]		6,743	6,998
Drivetime Auto Owner Trust, Series 2020-2A, Class A, 1.14% 2024[4,8]		1,833	1,842
Drivetime Auto Owner Trust, Series 2020-2A, Class B, 2.08% 2026[4,8]		1,691	1,725
Drivetime Auto Owner Trust, Series 2020-2A, Class C, 3.28% 2026[4,8]		915	963
Drivetime Auto Owner Trust, Series 2020-2A, Class D, 4.73% 2026[4,8]		200	218
Exeter Automobile Receivables Trust, Series 2020-2A, Class A, 1.13% 2023[4,8]		3,154	3,163
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.08% 2024[4,8]		1,355	1,383
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[4,8]		5,705	5,924
Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.28% 2025[4,8]		895	937
Exeter Automobile Receivables Trust, Series 2020-2, Class D, 4.73% 2026[4,8]		520	565
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[4,8]		23,434	23,604
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[4,8]		2,467	2,693
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[4,8]		2,266	2,278
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[4,8]		4,446	4,501
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[4,8]		1,220	1,236

14	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Santander Consumer Auto Receivables Trust, Series 2020-A, Class B, 2.26% 2025[4,8]	$4,460	$4,619
Santander Consumer Auto Receivables Trust, Series 2020-A, Class C, 3.71% 2026[4,8]	8,130	8,721
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.48% 2027[8]	15,000	15,165
Textainer Marine Containers Ltd., Series 2020-2A, Class A, 2.10% 2045[4,8]	1,197	1,218
Textainer Marine Containers Ltd., Series 2020-2A, Class B, 3.34% 2045[4,8]	3,488	3,539
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[4,8]	11,745	11,921
Triton Container Finance LLC, Series 2020-1, Class B, 3.74% 2045[4,8]	4,859	4,965
		148,879

Municipals 1.95% California 0.30%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 2025	5,000	5,074
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	5,400	5,490
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	6,450	6,523
		17,087

Florida 0.55%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 2025	15,075	15,427
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	14,910	15,702
		31,129

Illinois 0.53%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 5.182% 2021	2,495	2,544
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	2,545	2,686
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	55	59
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	760	789
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2017-A, 7.00% 2046[4]	1,780	2,252
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2016-A, 7.00% 2044	100	120
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	950	974
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033	9,540	10,274
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Capital Appreciation Bonds, Series 2017-A, Assured Guaranty Municipal insured, 0% 2056	13,690	4,170
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 2026	6,385	6,407
		30,275

New Jersey 0.02%
Econ. Dev. Auth., State Pension Funding Bonds, Series 1997-A, National insured, 7.425% 2029	987	1,274

Puerto Rico 0.03%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	1,550	1,554

South Carolina 0.07%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	2,085	2,409
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,200	1,419
		3,828

Washington 0.45%
Econ. Dev. Fin. Auth., Environmental Facs. Rev. Bonds (North Pacific Paper Co. Recycling Project), Series 2020-B, 9.00% 2036[4]	26,000	25,686
Total municipals		110,833

American Funds Strategic Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.33%
Fannie Mae 0.875% 2030	$19,166	$18,805

Total bonds, notes & other debt instruments (cost: $5,145,976,000)		5,310,660

Preferred securities 0.00%	Shares
Consumer discretionary 0.00%
MYT Holding LLC, Series A, preferred shares[10,11]	264,634	304

Total preferred securities (cost: $236,000)		304

Common stocks 0.01%
Consumer discretionary 0.01%
MYT Holding Co., Class B10,11	130,350	352
NMG Parent LLC[10,11]	967	64
NMG Parent LLC[4,10,11,12]	182	8
		424

Total common stocks (cost: $1,013,000)		424

Rights & warrants 0.00%
Consumer discretionary 0.00%
NMG Parent LLC, warrants, expire 2027[10,11]	4,602	13

Total rights & warrants (cost: $28,000)		13

Short-term securities 9.68%
Money market investments 9.68%
Capital Group Central Cash Fund 0.12%[13,14]	5,515,236	551,579

Total short-term securities (cost: $551,561,000)		551,579
Total investment securities 102.88% (cost: $5,698,814,000)		5,862,980
Other assets less liabilities (2.88)%		(164,257)

Net assets 100.00%		$5,698,723

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
30 Day Federal Funds Futures	Short	2,102	January 2021	$(875,903)	$(875,203)	$478
90 Day Euro Dollar Futures	Short	11,865	March 2021	(2,966,250)	(2,961,207)	(964)
5 Year Euro-Bobl Futures	Short	6,878	March 2021	€(687,800)	(1,135,851)	283
5 Year U.S. Treasury Note Futures	Long	175	April 2021	$17,500	22,079	48
10 Year Euro-Bund Futures	Short	608	March 2021	€(60,800)	(131,944)	(569)
10 Year U.S. Treasury Note Futures	Short	4,106	March 2021	$(410,600)	(566,949)	(776)
10 Year Ultra U.S. Treasury Note Futures	Short	9,903	March 2021	(990,300)	(1,548,427)	2,271
30 Year Euro-Buxl Futures	Long	532	March 2021	€53,200	146,387	714
30 Year Ultra U.S. Treasury Bond Futures	Long	2,057	March 2021	$205,700	439,298	1,436
						$2,921

16	American Funds Strategic Bond Fund

Forward currency contracts
Contract amount						Unrealized appreciation (depreciation)
Purchases (000)		Sales (000)		Counterparty	Settlement date	at 12/31/2020 (000)
JPY	1,488,000	USD	14,348	Barclays Bank PLC	1/6/2021	$64
GBP	35,691	USD	47,721	Bank of New York Mellon	1/8/2021	1,091
MXN	2,984,990	USD	149,130	Morgan Stanley	1/8/2021	727
USD	130,853	MXN	2,601,300	Morgan Stanley	1/8/2021	259
MXN	238,660	USD	11,835	JPMorgan Chase	1/8/2021	147
JPY	789,185	USD	7,559	UBS AG	1/8/2021	85
USD	4,438	SGD	5,945	HSBC Bank	1/8/2021	(60)
USD	3,816	SEK	32,500	UBS AG	1/8/2021	(134)
USD	53,402	GBP	39,650	Goldman Sachs	1/8/2021	(824)
USD	130,677	MXN	2,626,216	HSBC Bank	1/8/2021	(1,168)
USD	207,905	AUD	279,200	Goldman Sachs	1/8/2021	(7,369)
NOK	959,800	EUR	90,527	Morgan Stanley	1/11/2021	1,315
JPY	11,763,839	USD	112,777	Bank of America	1/14/2021	1,174
JPY	1,831,000	EUR	14,454	Bank of America	1/14/2021	71
USD	14,314	CLP	10,558,000	Citibank	1/14/2021	(544)
COP	207,124,000	USD	60,230	Citibank	1/15/2021	414
USD	8,523	KRW	9,269,600	HSBC Bank	1/15/2021	(12)
EUR	4,466	MXN	110,000	HSBC Bank	1/19/2021	(57)
USD	22,909	BRL	117,230	Goldman Sachs	1/22/2021	344
USD	9,755	INR	720,000	JPMorgan Chase	1/22/2021	(73)
USD	94,058	EUR	77,105	Barclays Bank PLC	1/25/2021	(197)
AUD	221,500	NZD	232,783	Morgan Stanley	3/8/2021	3,324
NZD	117,971	AUD	110,300	Morgan Stanley	3/8/2021	(178)
MXN	1,093,038	USD	53,815	Citibank	3/12/2021	672
MXN	1,608,229	USD	79,939	Standard Chartered Bank	3/12/2021	230
MXN	580,833	USD	28,732	Citibank	3/12/2021	222
COP	148,798,000	USD	42,953	HSBC Bank	3/15/2021	531
COP	127,050,600	USD	36,848	Morgan Stanley	3/15/2021	282
COP	70,186,648	USD	20,308	HSBC Bank	3/15/2021	203
COP	97,740,027	USD	28,387	HSBC Bank	3/15/2021	177
COP	63,737,051	USD	18,484	Citibank	3/15/2021	143
COP	64,787,675	USD	18,822	HSBC Bank	3/15/2021	112
USD	20,309	PHP	983,177	Morgan Stanley	3/15/2021	(125)
USD	22,410	PHP	1,084,926	Citibank	3/15/2021	(139)
USD	31,519	PHP	1,527,113	HSBC Bank	3/15/2021	(221)
USD	57,279	PHP	2,769,558	HSBC Bank	3/15/2021	(284)
USD	56,132	PHP	2,714,868	HSBC Bank	3/15/2021	(295)
USD	51,366	PHP	2,487,149	JPMorgan Chase	3/15/2021	(327)
USD	38,660	IDR	551,679,088	Citibank	3/15/2021	(336)
USD	71,009	IDR	1,011,052,800	Standard Chartered Bank	3/15/2021	(459)
USD	54,496	IDR	777,668,112	Citibank	3/15/2021	(475)
USD	83,938	PHP	4,064,008	HSBC Bank	3/15/2021	(530)
						$(2,220)

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
EONIA	(0.5145)%	2/3/2021	€2,066,800	$95	$—	$95
EONIA	(0.5315)%	2/3/2021	1,033,400	67	—	67
EONIA	(0.545)%	2/3/2021	410,350	33	—	33
2.094%	U.S. EFFR	2/13/2021	$85,300	219	—	219
3-month USD-LIBOR	2.465%	2/13/2021	86,100	(241)	—	(241)
2.5775%	U.S. EFFR	7/16/2022	228,977	5,836	—	5,836
2.10125%	U.S. EFFR	1/12/2023	36,000	1,497	—	1,497
2.045%	3-month USD-LIBOR	3/24/2023	53,800	1,990	—	1,990

American Funds Strategic Bond Fund	17

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
2.55%	U.S. EFFR	4/26/2023		$50,000	$2,891	$—	$2,891
2.5815%	U.S. EFFR	5/25/2023		96,000	5,811	—	5,811
1.8875%	3-month USD-LIBOR	6/7/2023		33,600	1,131	—	1,131
1.569%	3-month USD-LIBOR	7/6/2023		40,500	1,096	—	1,096
1.615%	3-month USD-LIBOR	8/18/2023		73,000	2,046	—	2,046
3-month USD-LIBOR	3.09009%	10/31/2023		58,020	(4,720)	—	(4,720)
2.42%	3-month USD-LIBOR	11/18/2023		50,000	2,183	—	2,183
U.S. EFFR	0.11%	5/18/2024		587,300	671	—	671
6.23%	28-day MXN-TIIE	3/28/2025	MXN	1,051,500	3,366	—	3,366
3-month USD-LIBOR	1.867%	7/11/2025		$84,400	(3,519)	—	(3,519)
(0.445)%	6-month EURIBOR	12/3/2025		€448,100	254	—	254
(0.452)%	6-month EURIBOR	12/3/2025		448,100	62	—	62
6-month JPY-LIBOR	0.1277%	3/24/2026		¥500,000	(42)	—	(42)
6-month JPY-LIBOR	(0.0823)%	7/11/2026		1,200,000	31	—	31
3-month USD-LIBOR	0.5075%	9/3/2027		$300,000	2,298	—	2,298
2.91%	3-month USD-LIBOR	2/1/2028		19,100	1,925	—	1,925
2.908%	3-month USD-LIBOR	2/1/2028		19,100	1,924	—	1,924
2.925%	3-month USD-LIBOR	2/1/2028		15,300	1,554	—	1,554
2.92%	3-month USD-LIBOR	2/2/2028		14,500	1,468	—	1,468
U.S. EFFR	2.438%	1/11/2029		44,000	(6,557)	—	(6,557)
28-day MXN-TIIE	6.95%	3/22/2030	MXN	636,500	(3,966)	—	(3,966)
3-month USD-LIBOR	2.679%	4/14/2030		$4,800	(791)	—	(791)
U.S. EFFR	0.666%	11/19/2030		153,800	1,059	—	1,059
3-month USD-LIBOR	2.35%	3/24/2031		11,700	(1,594)	—	(1,594)
3-month USD-LIBOR	2.22%	6/7/2031		7,300	(878)	—	(878)
3-month USD-LIBOR	1.8929%	7/6/2031		8,700	(757)	—	(757)
3-month USD-LIBOR	1.87%	8/18/2031		15,500	(1,287)	—	(1,287)
3-month USD-LIBOR	2.57%	11/18/2031		11,000	(1,616)	—	(1,616)
3-month USD-LIBOR	2.986%	2/1/2038		9,200	(1,052)	—	(1,052)
3-month USD-LIBOR	2.9625%	2/1/2038		11,400	(1,279)	—	(1,279)
3-month USD-LIBOR	2.963%	2/1/2038		11,500	(1,291)	—	(1,291)
3-month USD-LIBOR	2.967%	2/2/2038		8,900	(1,002)	—	(1,002)
3.1675%	3-month USD-LIBOR	9/27/2048		29,000	12,452	—	12,452
U.S. EFFR	0.6193%	4/6/2050		12,600	1,950	—	1,950
U.S. EFFR	0.60602%	4/6/2050		5,800	917	—	917
U.S. EFFR	0.61692%	4/6/2050		5,200	808	—	808
6-month EURIBOR	0.0897%	6/4/2050		€16,100	(654)	—	(654)
6-month EURIBOR	0.1057%	6/5/2050		16,100	(749)	—	(749)
6-month EURIBOR	0.006%	12/3/2050		74,200	(815)	—	(815)
6-month EURIBOR	0.0175%	12/3/2050		74,200	(1,136)	—	(1,136)
						$—	$21,688

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2020 (000)
ITRX.EUR.IG.34	1.00%/Quarterly	12/20/2025	$1,000	$(32)	$(27)	$(5)
CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	449,715	(11,003)	(10,764)	(239)
CDX.NA.HY.35	5.00%/Quarterly	12/20/2025	460,263	(42,862)	(28,853)	(14,009)
					$(39,644)	$(14,253)

18	American Funds Strategic Bond Fund

Investments in affiliates[14]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 9.68%
Money market investments 9.68%
Capital Group Central Cash Fund 0.12%[13]	$44,215	$4,676,825	$4,169,130	$(11)	$(320)	$551,579	$1,389

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $122,827,000, which represented 2.16% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Step bond; coupon rate may change at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $964,985,000, which represented 16.93% of the net assets of the fund.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $16,995,000, which represented .30% of the net assets of the fund.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $741,000, which represented .01% of the net assets of the fund.
[11]	Security did not produce income during the last 12 months.
[12]	Value determined using significant unobservable inputs.
[13]	Rate represents the seven-day yield at 12/31/2020.
[14]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD = Australian dollars

Auth. = Authority

BRL = Brazilian reais

CLP = Chilean pesos

CMT = Constant Maturity Treasury

COP = Colombian pesos

Dev. = Development

Econ. = Economic

EFFR = Effective Federal Funds Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

Facs. = Facilities

Fin. = Finance

G.O. = General Obligation

GBP/£ = British pounds

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

NZD = New Zealand dollars

PHP = Philippine pesos

Ref. = Refunding

Rev. = Revenue

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

UYU = Uruguayan pesos

See notes to financial statements.

American Funds Strategic Bond Fund	19

Financial statements

Statement of assets and liabilities
at December 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $5,147,253)	$5,311,401
Affiliated issuers (cost: $551,561)	551,579	$5,862,980
Cash		10,096
Cash denominated in currencies other than U.S. dollars (cost: $1)		1
Unrealized appreciation on open forward currency contracts		11,587
Receivables for:
Sales of investments	605,674
Sales of fund’s shares	37,376
Dividends and interest	27,761
Variation margin on futures contracts	1,765
Variation margin on swap contracts	496
Other	28	673,100
		6,557,764
Liabilities:
Unrealized depreciation on open forward currency contracts		13,807
Payables for:
Purchases of investments	832,747
Repurchases of fund’s shares	4,672
Investment advisory services	1,549
Services provided by related parties	775
Trustees’ deferred compensation	8
Variation margin on futures contracts	2,855
Variation margin on swap contracts	2,451
Other	177	845,234
Net assets at December 31, 2020		$5,698,723

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,576,705
Total distributable earnings		122,018
Net assets at December 31, 2020		$5,698,723

See notes to financial statements.

20	American Funds Strategic Bond Fund

Statement of assets and liabilities
at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (487,878 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,680,577	143,907	$11.68
Class C	124,881	10,754	11.61
Class T	11	1	11.69
Class F-1	288,744	24,755	11.66
Class F-2	1,679,955	143,779	11.68
Class F-3	548,918	47,001	11.68
Class 529-A	69,399	5,949	11.67
Class 529-C	9,097	783	11.62
Class 529-E	4,538	389	11.67
Class 529-T	13	1	11.69
Class 529-F-1	10	1	11.68
Class 529-F-2	20,951	1,794	11.68
Class 529-F-3	10	1	11.68
Class R-1	1,429	122	11.66
Class R-2	6,950	597	11.64
Class R-2E	1,095	94	11.67
Class R-3	7,826	671	11.66
Class R-4	6,741	577	11.67
Class R-5E	1,622	139	11.69
Class R-5	3,116	267	11.69
Class R-6	1,242,840	106,296	11.69

See notes to financial statements.

American Funds Strategic Bond Fund	21

Financial statements (continued)

Statement of operations
for the year ended December 31, 2020	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $54)	$62,148
Dividends from affiliated issuers	1,389	$63,537
Fees and expenses*:
Investment advisory services	11,169
Distribution services	4,843
Transfer agent services	2,089
Administrative services	897
Reports to shareholders	86
Registration statement and prospectus	974
Trustees’ compensation	7
Auditing and legal	204
Custodian	77
Other	65
Total fees and expenses before waiver/reimbursements	20,411
Less waiver/reimbursements of fees and expenses:
Investment advisory services waiver	297
Transfer agent services reimbursement	— †
Miscellaneous fee reimbursement	159
Total fees and expenses after waiver/reimbursements		19,955
Net investment income		43,582

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $69):
Unaffiliated issuers	56,856
Affiliated issuers	(11)
Futures contracts	30,651
Forward currency contracts	(10,489)
Swap contracts	39,243
Currency transactions	(1,657)	114,593
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $134):
Unaffiliated issuers	149,818
Affiliated issuers	(320)
Futures contracts	4,396
Forward currency contracts	(2,213)
Swap contracts	8,266
Currency translations	13	159,960
Net realized gain and unrealized appreciation		274,553

Net increase in net assets resulting from operations		$318,135

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

22	American Funds Strategic Bond Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2020	2019
Operations:
Net investment income	$43,582	$18,220
Net realized gain	114,593	10,493
Net unrealized appreciation	159,960	25,456
Net increase in net assets resulting from operations	318,135	54,169

Distributions paid to shareholders	(189,620)	(29,086)

Net capital share transactions	4,566,305	385,380

Total increase in net assets	4,694,820	410,463

Net assets:
Beginning of year	1,003,903	593,440
End of year	$5,698,723	$1,003,903

See notes to financial statements.

American Funds Strategic Bond Fund	23

Notes to financial statements

1. Organization

American Funds Strategic Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Prior to June 30, 2020, the initial sales charge was up to 3.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

24	American Funds Strategic Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

American Funds Strategic Bond Fund	25

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$2,659,848	$—	$2,659,848
Corporate bonds, notes & loans	—	1,573,604	—	1,573,604
Mortgage-backed obligations	—	487,940	—	487,940
Bonds & notes of governments & government agencies outside the U.S.	—	310,751	—	310,751
Asset-backed obligations	—	148,879	—	148,879
Municipals	—	110,833	—	110,833
Federal agency bonds & notes	—	18,805	—	18,805
Preferred securities	—	304	—	304
Common stocks	—	416	8	424
Rights & warrants	—	13	—	13
Short-term securities	551,579	—	—	551,579
Total	$551,579	$5,311,393	$8	$5,862,980

26	American Funds Strategic Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,230	$—	$—	$5,230
Unrealized appreciation on open forward currency contracts	—	11,587	—	11,587
Unrealized appreciation on interest rate swaps	—	55,634	—	55,634
Liabilities:
Unrealized depreciation on futures contracts	(2,309)	—	—	(2,309)
Unrealized depreciation on open forward currency contracts	—	(13,807)	—	(13,807)
Unrealized depreciation on interest rate swaps	—	(33,946)	—	(33,946)
Unrealized depreciation on credit default swaps	—	(14,253)	—	(14,253)
Total	$2,921	$5,215	$—	$8,136

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

American Funds Strategic Bond Fund	27

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

28	American Funds Strategic Bond Fund

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Strategic Bond Fund	29

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $5,561,728,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $602,529,000.

30	American Funds Strategic Bond Fund

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $12,970,501,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $539,288,000.

American Funds Strategic Bond Fund	31

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$5,230	Unrealized depreciation*	$2,309
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	11,587	Unrealized depreciation on open forward currency contracts	13,807
Swap	Interest	Unrealized appreciation*	55,634	Unrealized depreciation*	33,946
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	14,253
			$72,451		$64,315

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$30,651	Net unrealized appreciation on futures contracts	$4,396
Forward currency	Currency	Net realized loss on forward currency contracts	(10,489)	Net unrealized depreciation on forward currency contracts	(2,213)
Swap	Interest	Net realized gain on swap contracts	28,978	Net unrealized appreciation on swap contracts	17,124
Swap	Credit	Net realized gain on swap contracts	10,265	Net unrealized depreciation on swap contracts	(8,858)
			$59,405		$10,449

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

32	American Funds Strategic Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2020, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$1,245	$—	$(1,138)	$—	$107
Bank of New York Mellon	1,091	—	(858)	—	233
Barclays Bank PLC	64	(64)	—	—	—
Citibank	1,451	(1,451)	—	—	—
Goldman Sachs	344	(344)	—	—	—
HSBC Bank	1,023	(1,023)	—	—	—
JPMorgan Chase	147	(147)	—	—	—
Morgan Stanley	5,907	(303)	—	(4,840)	764
Standard Chartered Bank	230	(230)	—	—	—
UBS AG	85	(85)	—	—	—
Total	$11,587	$(3,647)	$(1,996)	$(4,840)	$1,104
Liabilities:
Barclays Bank PLC	$197	$(64)	$(133)	$—	$—
Citibank	1,494	(1,451)	(43)	—	—
Goldman Sachs	8,193	(344)	(6,777)	—	1,072
HSBC Bank	2,627	(1,023)	(1,445)	—	159
JPMorgan Chase	400	(147)	(63)	—	190
Morgan Stanley	303	(303)	—	—	—
Standard Chartered Bank	459	(230)	—	—	229
UBS AG	134	(85)	—	—	49
Total	$13,807	$(3,647)	$(8,461)	$—	$1,699

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

American Funds Strategic Bond Fund	33

During the year ended December 31, 2020, the fund reclassified $9,403,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$674
Late year ordinary loss deferral[1]	(47,166)
Post-October capital loss deferral[1]	(5,980)
Gross unrealized appreciation on investments	263,300
Gross unrealized depreciation on investments	(81,728)
Net unrealized appreciation on investments	181,572
Cost of investments	5,729,188

[1]	These deferrals are considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2020						Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$54,064		$3,419		$57,483		$16,311		$2,812		$19,123
Class C	3,433		257		3,690		686		147		833
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	8,699		576		9,275		303		51		354
Class F-2	54,224		3,452		57,676		3,317		520		3,837
Class F-3	16,577		1,064		17,641		2,235		346		2,581
Class 529-A	2,299		143		2,442		808		141		949
Class 529-C	261		19		280		168		37		205
Class 529-E	134		9		143		46		8		54
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	233		—	[2]	233		317		55		372
Class 529-F-2[3]	552		43		595
Class 529-F-3[3]	—	[2]	—	[2]	—	[2]
Class R-1	39		3		42		36		8		44
Class R-2	199		14		213		67		14		81
Class R-2E	32		2		34		3		—	[2]	3
Class R-3	243		16		259		92		17		109
Class R-4	235		14		249		100		17		117
Class R-5E	55		3		58		11		2		13
Class R-5	104		6		110		32		5		37
Class R-6	36,653		2,544		39,197		333		41		374
Total	$178,036		$11,584		$189,620		$24,865		$4,221		$29,086

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.447% on the first $1.5 billion of daily net assets and decreasing to 0.310% on such assets in excess of $1.5 billion. During the year ended December 31, 2020, CRMC voluntarily reduced the investment advisory services fee to proposed annual rates of 0.285%, 0.270% and 0.255% on such assets in excess of $2.5 billion, $4.0 billion and $6.5 billion, respectively. For the year ended December 31, 2020, total investment advisory services fees waived by CRMC were $297,000. CRMC does not intend to recoup this waiver. As a result, the fee shown on the statement of operations

34	American Funds Strategic Bond Fund

of $11,169,000, which was equivalent to an annualized rate of 0.374% of average daily net assets, was reduced to $10,872,000, which was equivalent to an annualized rate of 0.364% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2020, unreimbursed expenses subject to reimbursement totaled $763,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2020, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Strategic Bond Fund	35

For the year ended December 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$3,429	$1,000		$343		Not applicable
Class C	748	64		22		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	343	143		41		Not applicable
Class F-2	Not applicable	774		259		Not applicable
Class F-3	Not applicable	10		74		Not applicable
Class 529-A	119	42		16		$32
Class 529-C	91	8		3		5
Class 529-E	14	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	12		5		10
Class 529-F-2†	Not applicable	2		1		2
Class 529-F-3†	Not applicable	—	*	—	*	—	*
Class R-1	14	1		—	*	Not applicable
Class R-2	41	16		2		Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	28	7		2		Not applicable
Class R-4	13	4		2		Not applicable
Class R-5E	Not applicable	2		—	*	Not applicable
Class R-5	Not applicable	1		1		Not applicable
Class R-6	Not applicable	1		125		Not applicable
Total class-specific expenses	$4,843	$2,089		$897		$51

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. For the year ended December 31, 2020, total fees and expenses reimbursed by CRMC were $159,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $7,000 in the fund’s statement of operations reflects $6,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $30,974,000 and $6,909,000, respectively, which generated $625,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2020.

36	American Funds Strategic Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$1,130,093	97,728	$57,218		4,924		$(272,034)	(23,811)	$915,277	78,841
Class C	109,118	9,452	3,676		318		(27,584)	(2,412)	85,210	7,358
Class T	—	—	—		—		—	—	—	—
Class F-1	352,133	30,164	9,268		796		(87,326)	(7,427)	274,075	23,533
Class F-2	1,871,829	160,618	57,446		4,926		(396,836)	(33,813)	1,532,439	131,731
Class F-3	489,678	41,844	17,565		1,509		(49,936)	(4,340)	457,307	39,013
Class 529-A	39,615	3,445	2,441		211		(11,043)	(968)	31,013	2,688
Class 529-C	4,418	387	280		24		(5,405)	(469)	(707)	(58)
Class 529-E	3,149	271	142		12		(942)	(84)	2,349	199
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	8,625	780	233		21		(24,456)	(2,084)	(15,598)	(1,283)
Class 529-F-2[3]	23,058	1,956	593		51		(2,531)	(213)	21,120	1,794
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	806	72	42		4		(1,590)	(147)	(742)	(71)
Class R-2	5,055	444	213		18		(2,199)	(192)	3,069	270
Class R-2E	1,086	96	34		3		(203)	(17)	917	82
Class R-3	5,658	486	259		22		(2,539)	(221)	3,378	287
Class R-4	4,233	362	247		21		(1,969)	(172)	2,511	211
Class R-5E	1,552	135	58		5		(518)	(44)	1,092	96
Class R-5	2,649	226	68		6		(918)	(78)	1,799	154
Class R-6	1,230,931	103,644	39,197		3,359		(18,343)	(1,654)	1,251,785	105,349
Total net increase (decrease)	$5,283,696	452,111	$188,981		16,230		$(906,372)	(78,146)	$4,566,305	390,195

Year ended December 31, 2019

Class A	$301,649	29,199	$19,035		1,855		$(63,955)	(6,215)	$256,729	24,839
Class C	19,827	1,926	830		81		(8,120)	(793)	12,537	1,214
Class T	—	—	—		—		—	—	—	—
Class F-1	7,588	735	353		35		(3,567)	(346)	4,374	424
Class F-2	80,594	7,817	3,834		373		(33,919)	(3,289)	50,509	4,901
Class F-3	59,748	5,818	2,559		249		(11,637)	(1,123)	50,670	4,944
Class 529-A	19,389	1,878	949		92		(5,901)	(572)	14,437	1,398
Class 529-C	5,274	513	204		20		(2,948)	(287)	2,530	246
Class 529-E	736	72	54		5		(236)	(23)	554	54
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	9,495	913	372		36		(1,693)	(165)	8,174	784
Class R-1	1,426	137	44		4		(37)	(3)	1,433	138
Class R-2	1,933	189	80		8		(1,011)	(99)	1,002	98
Class R-2E	37	4	3		—	[2]	(4)	(1)	36	3
Class R-3	2,107	204	108		11		(1,111)	(108)	1,104	107
Class R-4	1,566	152	116		12		(1,227)	(120)	455	44
Class R-5E	313	30	12		1		(3)	— [2]	322	31
Class R-5	353	35	36		3		(3)	— [2]	386	38
Class R-6	576	56	374		37		(20,822)	(2,059)	(19,872)	(1,966)
Total net increase (decrease)	$512,611	49,678	$28,963		2,822		$(156,194)	(15,203)	$385,380	37,297

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,615,999,000 and $6,520,141,000, respectively, during the year ended December 31, 2020.

American Funds Strategic Bond Fund	37

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2020	$10.28	$.15	$1.70	$1.85	$(.22)	$(.23)	$—	$(.45)	$11.68	18.09%		$1,681		.85%		.83%		1.33%
12/31/2019	9.83	.23	.54	.77	(.10)	(.22)	—	(.32)	10.28	7.84		669		.96		.95		2.28
12/31/2018	10.15	.32	(.29)	.03	(.35)	—	—	(.35)	9.83	.27		395		1.01		.97		3.18
12/31/2017	10.05	.24	.08	.32	(.11)	(.10)	(.01)	(.22)	10.15	3.23		378		1.09		1.02		2.38
12/31/2016[5,6]	10.00	.15	.05	.20	(.05)	(.10)	—	(.15)	10.05	1.87	[7,8]	197		1.03	[8,9]	1.02	[8,9]	1.89	[8,9]
Class C:
12/31/2020	10.23	.07	1.69	1.76	(.15)	(.23)	—	(.38)	11.61	17.16		125		1.54		1.53		.62
12/31/2019	9.80	.16	.53	.69	(.04)	(.22)	—	(.26)	10.23	7.13		35		1.67		1.66		1.56
12/31/2018	10.12	.24	(.29)	(.05)	(.27)	—	—	(.27)	9.80	(.52)		21		1.81		1.77		2.37
12/31/2017	10.02	.17	.07	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.42		22		1.84		1.77		1.63
12/31/2016[5,6]	10.00	.07	.06	.13	(.01)	(.10)	—	(.11)	10.02	1.32	[7]	11		1.78	[9]	1.77	[9]	.84	[9]
Class T:
12/31/2020	10.28	.18	1.71	1.89	(.25)	(.23)	—	(.48)	11.69	18.37	[8]	—	[10]	.58	[8]	.56	[8]	1.61	[8]
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.22	[8]	—	[10]	.69	[8]	.68	[8]	2.57	[8]
12/31/2018	10.15	.34	(.30)	.04	(.36)	—	—	(.36)	9.83	.46	[8]	—	[10]	.82	[8]	.77	[8]	3.37	[8]
12/31/2017[5,11]	10.16	.20	— [12]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.99	[7,8]	—	[10]	.79	[8,9]	.71	[8,9]	2.71	[8,9]
Class F-1:
12/31/2020	10.28	.15	1.69	1.84	(.23)	(.23)	—	(.46)	11.66	18.02		289		.79		.78		1.30
12/31/2019	9.82	.24	.54	.78	(.10)	(.22)	—	(.32)	10.28	7.94		13		.95		.95		2.29
12/31/2018	10.14	.31	(.30)	.01	(.33)	—	—	(.33)	9.82	.16		8		1.10		1.06		3.08
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.11		10		1.12		1.05		2.37
12/31/2016[5,6]	10.00	.14	.05	.19	(.05)	(.10)	—	(.15)	10.04	1.87	[7]	3		1.06	[9]	1.05	[9]	1.73	[9]
Class F-2:
12/31/2020	10.28	.19	1.69	1.88	(.25)	(.23)	—	(.48)	11.68	18.31		1,680		.53		.52		1.58
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.23		124		.67		.66		2.56
12/31/2018	10.15	.34	(.29)	.05	(.37)	—	—	(.37)	9.83	.48		70		.80		.76		3.39
12/31/2017	10.04	.27	.08	.35	(.13)	(.10)	(.01)	(.24)	10.15	3.47		66		.85		.79		2.61
12/31/2016[5,6]	10.00	.15	.06	.21	(.07)	(.10)	—	(.17)	10.04	2.03	[7]	42		.80	[9]	.79	[9]	1.80	[9]
Class F-3:
12/31/2020	10.28	.20	1.69	1.89	(.26)	(.23)	—	(.49)	11.68	18.51		549		.45		.44		1.69
12/31/2019	9.82	.28	.54	.82	(.14)	(.22)	—	(.36)	10.28	8.34		82		.56		.56		2.68
12/31/2018	10.14	.35	(.30)	.05	(.37)	—	—	(.37)	9.82	.57		30		.71		.67		3.48
12/31/2017[5,13]	10.10	.27	.02	.29	(.14)	(.10)	(.01)	(.25)	10.14	2.85	[7]	23		.70	[9]	.62	[9]	2.81	[9]
Class 529-A:
12/31/2020	10.27	.15	1.70	1.85	(.22)	(.23)	—	(.45)	11.67	18.13		69		.84		.82		1.35
12/31/2019	9.82	.23	.54	.77	(.10)	(.22)	—	(.32)	10.27	7.83		33		.96		.95		2.28
12/31/2018	10.14	.32	(.30)	.02	(.34)	—	—	(.34)	9.82	.25		18		1.03		.98		3.17
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.05		14		1.19		1.12		2.30
12/31/2016[5,6]	10.00	.12	.07	.19	(.05)	(.10)	—	(.15)	10.04	1.83	[7]	4		1.16	[9]	1.15	[9]	1.48	[9]

See end of table for footnotes.

38	American Funds Strategic Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2020	$10.23	$.07	$1.68	$1.75	$(.13)	$(.23)	$—	$(.36)	$11.62	17.17%		$9		1.63%		1.61%		.59%
12/31/2019	9.80	.15	.53	.68	(.03)	(.22)	—	(.25)	10.23	7.09		9		1.73		1.72		1.50
12/31/2018	10.12	.23	(.28)	(.05)	(.27)	—	—	(.27)	9.80	(.62)		6		1.86		1.81		2.33
12/31/2017	10.02	.16	.08	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.35		4		1.90		1.83		1.58
12/31/2016[5,6]	10.00	.05	.09	.14	(.02)	(.10)	—	(.12)	10.02	1.32	[7]	2		1.82	[9]	1.81	[9]	.63	[9]
Class 529-E:
12/31/2020	10.27	.13	1.70	1.83	(.20)	(.23)	—	(.43)	11.67	17.75		4		1.05		1.03		1.12
12/31/2019	9.82	.21	.54	.75	(.08)	(.22)	—	(.30)	10.27	7.73		2		1.16		1.15		2.08
12/31/2018	10.15	.29	(.30)	(.01)	(.32)	—	—	(.32)	9.82	(.09)		1		1.29		1.25		2.90
12/31/2017	10.04	.22	.08	.30	(.08)	(.10)	(.01)	(.19)	10.15	3.02		1		1.32		1.24		2.18
12/31/2016[5,6]	10.00	.15	.02	.17	(.03)	(.10)	—	(.13)	10.04	1.72	[7,8]	—	[10]	1.21	[8,9]	1.20	[8,9]	1.86	[8,9]
Class 529-T:
12/31/2020	10.29	.18	1.69	1.87	(.24)	(.23)	—	(.47)	11.69	18.30	[8]	—	[10]	.64	[8]	.62	[8]	1.57	[8]
12/31/2019	9.83	.26	.54	.80	(.12)	(.22)	—	(.34)	10.29	8.15	[8]	—	[10]	.74	[8]	.73	[8]	2.52	[8]
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.40	[8]	—	[10]	.88	[8]	.83	[8]	3.32	[8]
12/31/2017[5,11]	10.16	.20	— [12]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.95	[7,8]	—	[10]	.84	[8,9]	.76	[8,9]	2.66	[8,9]
Class 529-F-1:
12/31/2020	10.28	.18	1.70	1.88	(.25)	(.23)	—	(.48)	11.68	18.35	[8]	—	[10]	.63	[8]	.61	[8]	1.57	[8]
12/31/2019	9.83	.26	.53	.79	(.12)	(.22)	—	(.34)	10.28	8.07		13		.73		.72		2.50
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.41		5		.86		.81		3.33
12/31/2017	10.04	.26	.08	.34	(.12)	(.10)	(.01)	(.23)	10.15	3.41		4		.91		.85		2.55
12/31/2016[5,6]	10.00	.12	.08	.20	(.06)	(.10)	—	(.16)	10.04	2.00	[7]	2		.85	[9]	.84	[9]	1.47	[9]
Class 529-F-2:
12/31/2020[5,14]	11.78	.03	.21	.24	(.11)	(.23)	—	(.34)	11.68	2.04	[7]	21		.09	[7]	.08	[7]	.28	[7]
Class 529-F-3:
12/31/2020[5,14]	11.78	.03	.21	.24	(.11)	(.23)	—	(.34)	11.68	2.07	[7]	—	[10]	.12	[7]	.08	[7]	.28	[7]
Class R-1:
12/31/2020	10.25	.08	1.69	1.77	(.13)	(.23)	—	(.36)	11.66	17.19		1		1.53		1.50		.71
12/31/2019	9.82	.16	.53	.69	(.04)	(.22)	—	(.26)	10.25	7.26		2		1.60		1.60		1.52
12/31/2018	10.15	.25	(.30)	(.05)	(.28)	—	—	(.28)	9.82	(.54)[8]		1		1.73	[8]	1.68	[8]	2.50	[8]
12/31/2017	10.05	.18	.08	.26	(.05)	(.10)	(.01)	(.16)	10.15	2.57	[8]	—	[10]	1.71	[8]	1.64	[8]	1.79	[8]
12/31/2016[5,6]	10.00	.19	.02	.21	(.06)	(.10)	—	(.16)	10.05	2.09	[7,8]	—	[10]	.82	[8,9]	.82	[8,9]	2.40	[8,9]

See end of table for footnotes.

American Funds Strategic Bond Fund	39

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
12/31/2020	$10.25	$.08	$1.69	$1.77		$(.15)	$(.23)	$—	$(.38)	$11.64	17.32%		$7		1.51%		1.49%		.67%
12/31/2019	9.81	.16	.54	.70		(.04)	(.22)	—	(.26)	10.25	7.14		3		1.64		1.63		1.61
12/31/2018	10.13	.24	(.29)	(.05)		(.27)	—	—	(.27)	9.81	(.45)		2		1.73		1.68		2.46
12/31/2017	10.03	.19	.07	.26		(.05)	(.10)	(.01)	(.16)	10.13	2.59		1		1.65		1.58		1.82
12/31/2016[5,6]	10.00	.08	.09	.17		(.04)	(.10)	—	(.14)	10.03	1.63	[7]	—	[10]	1.47	[9]	1.46	[9]	.94	[9]
Class R-2E:
12/31/2020	10.28	.11	1.70	1.81		(.19)	(.23)	—	(.42)	11.67	17.66		1		1.25		1.23		.96
12/31/2019	9.83	.20	.54	.74		(.07)	(.22)	—	(.29)	10.28	7.55	[8]	—	[10]	1.26	[8]	1.23	[8]	1.98	[8]
12/31/2018	10.15	.30	(.29)	.01		(.33)	—	—	(.33)	9.83	.15	[8]	—	[10]	1.24	[8]	1.18	[8]	3.07	[8]
12/31/2017	10.05	.27	.08	.35		(.14)	(.10)	(.01)	(.25)	10.15	3.43	[8]	—	[10]	.87	[8]	.71	[8]	2.67	[8]
12/31/2016[5,6]	10.00	.20	.01	.21		(.06)	(.10)	—	(.16)	10.05	2.10	[7,8]	—	[10]	.79	[8,9]	.78	[8,9]	2.43	[8,9]
Class R-3:
12/31/2020	10.26	.13	1.69	1.82		(.19)	(.23)	—	(.42)	11.66	17.75		8		1.09		1.07		1.10
12/31/2019	9.82	.21	.53	.74		(.08)	(.22)	—	(.30)	10.26	7.71		4		1.18		1.17		2.05
12/31/2018	10.14	.29	(.29)	—	[12]	(.32)	—	—	(.32)	9.82	(.11)		3		1.31		1.27		2.89
12/31/2017	10.05	.23	.06	.29		(.09)	(.10)	(.01)	(.20)	10.14	2.98		2		1.33		1.24		2.23
12/31/2016[5,6]	10.00	.13	.07	.20		(.05)	(.10)	—	(.15)	10.05	1.83	[7,8]	—	[10]	1.09	[8,9]	1.08	[8,9]	1.57	[8,9]
Class R-4:
12/31/2020	10.27	.16	1.70	1.86		(.23)	(.23)	—	(.46)	11.67	18.07		7		.79		.77		1.40
12/31/2019	9.82	.24	.54	.78		(.11)	(.22)	—	(.33)	10.27	8.00		4		.90		.89		2.34
12/31/2018	10.15	.31	(.30)	.01		(.34)	—	—	(.34)	9.82	.17		3		1.03		.99		3.16
12/31/2017	10.04	.25	.08	.33		(.11)	(.10)	(.01)	(.22)	10.15	3.26		2		1.06		.99		2.42
12/31/2016[5,6]	10.00	.01	.19	.20		(.06)	(.10)	—	(.16)	10.04	1.94	[7]	1		1.01	[9]	1.00	[9]	.18	[9]
Class R-5E:
12/31/2020	10.29	.18	1.70	1.88		(.25)	(.23)	—	(.48)	11.69	18.35		2		.60		.58		1.59
12/31/2019	9.83	.26	.54	.80		(.12)	(.22)	—	(.34)	10.29	8.19		—	[10]	.72		.71		2.51
12/31/2018	10.16	.34	(.30)	.04		(.37)	—	—	(.37)	9.83	.38		—	[10]	.82		.77		3.44
12/31/2017	10.05	.28	.08	.36		(.14)	(.10)	(.01)	(.25)	10.16	3.54		—	[10]	.85		.70		2.68
12/31/2016[5,6]	10.00	.20	.01	.21		(.06)	(.10)	—	(.16)	10.05	2.10	[7]	—	[10]	.78	[9]	.78	[9]	2.43	[9]
Class R-5:
12/31/2020	10.29	.19	1.70	1.89		(.26)	(.23)	—	(.49)	11.69	18.44		3		.51		.49		1.67
12/31/2019	9.83	.27	.54	.81		(.13)	(.22)	—	(.35)	10.29	8.28		1		.62		.61		2.62
12/31/2018	10.15	.34	(.29)	.05		(.37)	—	—	(.37)	9.83	.52		1		.76		.72		3.43
12/31/2017	10.05	.28	.06	.34		(.13)	(.10)	(.01)	(.24)	10.15	3.41		1		.76		.68		2.74
12/31/2016[5,6]	10.00	.20	.01	.21		(.06)	(.10)	—	(.16)	10.05	2.09	[7]	—	[10]	.78	[9]	.78	[9]	2.43	[9]
Class R-6:
12/31/2020	10.29	.20	1.69	1.89		(.26)	(.23)	—	(.49)	11.69	18.49		1,243		.42		.42		1.68
12/31/2019	9.83	.26	.56	.82		(.14)	(.22)	—	(.36)	10.29	8.33		10		.63		.59		2.52
12/31/2018	10.15	.35	(.30)	.05		(.37)	—	—	(.37)	9.83	.56		29		.71		.67		3.47
12/31/2017	10.05	.28	.07	.35		(.14)	(.10)	(.01)	(.25)	10.15	3.46		28		.75		.69		2.70
12/31/2016[5,6]	10.00	.07	.15	.22		(.07)	(.10)	—	(.17)	10.05	2.16	[7]	23		.72	[9]	.71	[9]	.89	[9]

	Year ended December 31,				Period ended December 31,
Portfolio turnover rate for all share classes[15,16]	2020	2019	2018	2017	2016[5,6,7]
Excluding mortgage dollar roll transactions	155%	410%	295%	428%	539%
Including mortgage dollar roll transactions	367%	428%	295%	428%	539%

40	American Funds Strategic Bond Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During the periods shown, CRMC waived a portion of investment advisory services fees, reimbursed a portion of transfer agent services fees for certain share classes and reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period March 18, 2016, commencement of operations, through December 31, 2016.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	Class T and 529-T shares began investment operations on April 7, 2017.
[12]	Amount less than $.01.
[13]	Class F-3 shares began investment operations on January 27, 2017.
[14]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[16]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

American Funds Strategic Bond Fund	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 11, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

42	American Funds Strategic Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2020, through December 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Strategic Bond Fund	43

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,031.15	$4.04	.79%
Class A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class C – actual return	1,000.00	1,027.21	7.61	1.49
Class C – assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class T – actual return	1,000.00	1,032.43	2.66	.52
Class T – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class F-1 – actual return	1,000.00	1,030.50	3.89	.76
Class F-1 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class F-2 – actual return	1,000.00	1,031.71	2.56	.50
Class F-2 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class F-3 – actual return	1,000.00	1,033.00	2.10	.41
Class F-3 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A – actual return	1,000.00	1,031.22	3.99	.78
Class 529-A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 529-C – actual return	1,000.00	1,026.32	7.92	1.55
Class 529-C – assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class 529-E – actual return	1,000.00	1,029.24	5.11	1.00
Class 529-E – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-T – actual return	1,000.00	1,031.22	2.92	.57
Class 529-T – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 529-F-1 – actual return	1,000.00	1,032.34	2.87	.56
Class 529-F-1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 529-F-2 – actual return†	1,000.00	1,032.77	.85	.50
Class 529-F-2 – assumed 5% return†	1,000.00	1,022.68	2.55	.50
Class 529-F-3 – actual return†	1,000.00	1,033.15	.78	.46
Class 529-F-3 – assumed 5% return†	1,000.00	1,022.89	2.35	.46
Class R-1 – actual return	1,000.00	1,026.39	7.46	1.46
Class R-1 – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 – actual return	1,000.00	1,027.86	7.41	1.45
Class R-2 – assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class R-2E – actual return	1,000.00	1,028.86	6.14	1.20
Class R-2E – assumed 5% return	1,000.00	1,019.16	6.11	1.20
Class R-3 – actual return	1,000.00	1,029.12	5.27	1.03
Class R-3 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class R-4 – actual return	1,000.00	1,030.60	3.74	.73
Class R-4 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class R-5E – actual return	1,000.00	1,032.34	2.82	.55
Class R-5E – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class R-5 – actual return	1,000.00	1,032.76	2.31	.45
Class R-5 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-6 – actual return	1,000.00	1,032.12	2.10	.41
Class R-6 – assumed 5% return	1,000.00	1,023.14	2.09	.41

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 184 days.

44	American Funds Strategic Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2020:

Long-term capital gains	$11,566,000
Section 163(j) interest dividends	$54,938,000
U.S. government income that may be exempt from state taxation	$3,677,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

American Funds Strategic Bond Fund	45

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

46	American Funds Strategic Bond Fund

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American Funds Strategic Bond Fund	47

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48	American Funds Strategic Bond Fund

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American Funds Strategic Bond Fund	49

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor, Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2015	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2015	Private investor	90	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2015	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

50	American Funds Strategic Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company [6]
Damien J. McCann, 1977 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Strategic Bond Fund	51

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

52	American Funds Strategic Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SBF

Registrant:

a) Audit Fees:
Audit	2019	35,000
	2020	188,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	12,000
	2020	10,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,812,000
	2020	1,477,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	46,000

	2020	40,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,872,000 for fiscal year 2019 and $1,527,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

 ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 26, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 26, 2021